UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.               )

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[x]	Soliciting Material under §240.14a-12

MTS Systems Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This filing consists of the following communications relating to the proposed merger between Amphenol Corporation (“Amphenol”), Moon Merger Sub Corporation (“Sub”) and MTS Systems Corporation (“MTS”), pursuant to an Agreement and Plan of Merger, dated December 8, 2020, by and among Amphenol, Sub and MTS.

i.	Infographic posted to the Presentations section of MTS’ Investor Relations webpage at https://investor.mts.com/index.php/events-and-presentations/presentations (the “Infographic”)
ii.	Email from Randy Martinez, Interim CEO of MTS, to employees of MTS (the “Employee Email”)
iii.	Email from Steve Harrison, Executive Vice President and President, Test and Simulation of MTS, to MTS Test and Simulation Team (the “Test and Simulation Team Email”)
iv.	Email from Dave Hore, Executive Vice President and President, Sensors of MTS, to MTS Sensors team (the “Sensors Team Email”)
v.	Email to customers of MTS (the “Customer Email”)
vi.	Email to vendors of MTS (the “Vendor Email”)
vii.	Communications Guide and FAQ for Managers of MTS (the “Communications Guide”)

Each item listed above was first disseminated or made available on December 9, 2020.

Infographic

Employee Email

Dear Colleagues,

This morning we are announcing that we have reached an agreement for Amphenol to acquire MTS. This means we’ll become part of the Amphenol family, which will bring tremendous opportunities to accelerate our innovation and deliver new solutions for our customers. Amphenol is a nearly 90 year-old public company with more than 80,000 employees and annual revenue of $8.2 billion.

Ultimately, this partnership will help us grow and reach our full potential. Over the past few decades, we have built a company known for innovation and total customer satisfaction – and each of you has played a role.

Amphenol is a designer, manufacturer and marketer of electrical, electronic and fiber optic connectors and interconnect systems, antennas and sensors. Grounded in its mission to enable the electronics revolution, Amphenol provides customers with comprehensive design capabilities, a broad selection of products and world class service. Similar to MTS, Amphenol operates as a decentralized company where each operating unit manages its own sales, service and manufacturing segments.

We are confident that MTS’s and Amphenol’s high-performing cultures closely align and will position us for joint success. As our integration plans progress, we will share more details, including how we fit into their global organization.

We believe this deal represents a new phase of growth for MTS. This transaction positions us for long-term continued success and will bring incredible value to employees and customers of both companies as we share knowledge, resources, and our cultures of innovation. I look forward to the collaboration ahead and the mutually beneficial learning and growth opportunities for both of our organizations and for all of you.

We will do our best to answer your questions in functional meetings later today and over the course of the next few weeks. Today is just the announcement of our agreement to be acquired by Amphenol. Once we satisfy certain conditions, including MTS shareholder and regulatory approval, the deal will close. Upon closing, we will have access to additional resources to build upon our success to date. Right now, there are no planned location, leadership, or role changes. For the time being it is business as usual as we continue to provide the same great service to our customers.

Since I took on the role of interim CEO, I have been continually impressed with each of you. Your dedication to service and your perseverance over the past year in the midst of the pandemic has been nothing short of amazing. Amphenol’s interest in MTS reflects our resilience, determination and first-rate culture.

Thank you again for your commitment to MTS, to each other and to our customers. We will stay true to our heritage of solving mission-critical challenges for our customers while advancing important innovations and products. We will have more opportunities to discuss this news in the coming days, including how this combination will help us advance our mission.

As always, we appreciate your continued focus on serving our customers. Thanks to you and the excellence you bring to the workplace, we are positioned to continue growing and advancing in our industry.

Best Regards,

Randy Martinez

Interim CEO

Additional Information Regarding the Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of MTS Systems Corporation (the “Company”) or the solicitation of any vote or approval. This communication relates to the proposed merger involving the Company, Amphenol Corporation (“Parent”) and Moon Merger Sub Corporation (“Sub”), whereby the Company will become a wholly owned subsidiary of Parent (the “proposed merger”). The proposed merger will be submitted to the shareholders of the Company for their consideration at a special meeting of the shareholders. In connection therewith, the Company intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A (the “definitive proxy statement”) which will be mailed or otherwise disseminated to the Company’s shareholders when it becomes available. The Company may also file other relevant documents with the SEC regarding the proposed merger. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Shareholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement and any other documents filed with the SEC can also be obtained on the Company’s website at https://www.mts.com/home/ or by contacting the Company’s Investor Relations Department at IRRequest@mts.com.

Certain Information Regarding Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2019, filed with the SEC on November 25, 2019, its definitive proxy statement on Schedule 14A for the 2020 annual meeting of shareholders, filed with the SEC on December 30, 2019, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement, and in subsequent documents filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and other relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations of future events and may include words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will” and “would.” If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the proposed merger, including the adoption of the merger agreement (the “Merger Agreement”) by the shareholders of the Company, and the receipt of certain governmental and regulatory approvals,(iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed merger on the Company’s business relationships, operating results and business generally, (v) the risk that the proposed merger disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the proposed merger and (vi) the outcome of any legal proceedings that may be instituted against the Company, Parent or Sub related to the Merger Agreement or the proposed merger. The foregoing list of risk factors is not exhaustive. Readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2019, filed with the SEC on November 25, 2019, its Quarterly Report on Form 10-Q for the quarter ended June 27, 2020, filed with the SEC on August 3, 2020, and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.mts.com/home/. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. The Company does not give any assurance that it will achieve its expectations.

Test and Simulation Team Email

Dear Test and Simulation Team,

I hope you share my excitement in response to today’s announcement that MTS has reached an agreement to be purchased by Amphenol.

This is truly an historic time for our company and is, first and foremost, a testament to the unsurpassed reputation you have built for innovation, quality and customer service. This acquisition provides strong evidence that MTS is recognized globally as a deeply talented organization capable of bringing great value and reputational strength to a variety of markets. You may all take great pride in what you have built at MTS to date, as well as in the impact you have every day on customers, colleagues and industries in virtually every region of the world. As our vision says, we are truly helping to “create a better, safer, more sustainable world.”

We are in the early stages of this acquisition process, and its completion is subject to certain conditions including shareholder and regulatory approvals. We will make every effort to keep you informed as we gain further clarity of Amphenol’s intentions for the Test and Simulation business. In the interim, it is “business as usual” for Test and Simulation. This process will result in no near-term organizational changes, including changes to our reporting structure, pay or benefits. We must stay laser-focused on our customers and our daily responsibilities. The four priorities that our CEO has established for FY21 (and their application to Test and Simulation) remain unchanged:

1.	Navigate COVID-19 (employee health and well-being, customer focus)
2.	Execute on Financial Priorities (improve gross margins, manage costs)
3.	Optimize Strategic Investments (E2M recovery, R&D company’s growth)
4.	Prepare for the Future (culture and talent, sustainability, investments in software, controls and other technologies)

When this process is completed, I am confident MTS will be even better positioned for increased growth, strength and opportunity with meaningful benefits for all our stakeholders – whether they be customers, employees, shareholders, or employees who are also shareholders.

At the same time, we recognize even good change can bring challenges. So, you can expect increased communications from your leadership chain at all levels. I also want you to know you are fully empowered to ask questions and seek information from your immediate leadership as well as other levels of leadership. I personally will be conducting small group sessions designed to share information and answer any questions over the next several weeks. Feel free to reach out to me or any other MTS leader throughout this process.

When MTS was founded in 1966, our predecessors could scarcely have imagined that by 2021 we would be part of a multi-billion dollar company serving customers and advancing technology in virtually every corner of the world. I believe they would be proud of what we have done collectively to grow their vision for our company… and particularly impressed that we have persevered as a team in a year in which we have struggled with a global pandemic, an historic economic contraction and a significant restructuring. Despite these challenges, Test and Simulation is now well positioned for a strong 2021, and going forward MTS as a whole will be stronger than ever.

Thank you, congratulations, and I look forward to discussions with you in over the next days and weeks.

Respectfully,

Steve

Additional Information Regarding the Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of MTS Systems Corporation (the “Company”) or the solicitation of any vote or approval. This communication relates to the proposed merger involving the Company, Amphenol Corporation (“Parent”) and Moon Merger Sub Corporation (“Sub”), whereby the Company will become a wholly owned subsidiary of Parent (the “proposed merger”). The proposed merger will be submitted to the shareholders of the Company for their consideration at a special meeting of the shareholders. In connection therewith, the Company intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A (the “definitive proxy statement”) which will be mailed or otherwise disseminated to the Company’s shareholders when it becomes available. The Company may also file other relevant documents with the SEC regarding the proposed merger. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Shareholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement and any other documents filed with the SEC can also be obtained on the Company’s website at https://www.mts.com/home/ or by contacting the Company’s Investor Relations Department at IRRequest@mts.com.

Certain Information Regarding Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2019, filed with the SEC on November 25, 2019, its definitive proxy statement on Schedule 14A for the 2020 annual meeting of shareholders, filed with the SEC on December 30, 2019, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement, and in subsequent documents filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and other relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations of future events and may include words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will” and “would.” If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the proposed merger, including the adoption of the merger agreement (the “Merger Agreement”) by the shareholders of the Company, and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed merger on the Company’s business relationships, operating results and business generally, (v) the risk that the proposed merger disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the proposed merger and (vi) the outcome of any legal proceedings that may be instituted against the Company, Parent or Sub related to the Merger Agreement or the proposed merger. The foregoing list of risk factors is not exhaustive. Readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2019, filed with the SEC on November 25, 2019, its Quarterly Report on Form 10-Q for the quarter ended June 27, 2020, filed with the SEC on August 3, 2020, and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.mts.com/home/. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. The Company does not give any assurance that it will achieve its expectations.

Sensors Team Email

Good morning, good afternoon or good evening depending upon where each of you is around the world.

I am writing to all of you, our hardworking and dedicated MTS Sensors employees, to express my excitement about today’s news and to provide some additional information regarding the announcement.

First, I want you to know that this deal reflects very positively on your hard work. Amphenol was drawn to MTS because of the strength of the company, which at the core of that strength is you—our hardworking MTS Sensors employees—and also our colleagues in Test & Simulation and Corporate. You helped create this valuable company, including our impressive lists of customers, built upon our commitment to TCS. Amphenol truly appreciates that our employees – whether in Temposonics, Endevco or PCB – are our most valuable assets.

Second, I want to highlight that, for us, this deal is primarily about growth. Those of you who joined MTS with me from PCB know the benefits of becoming part of a larger organization that brings new scale and innovation. For each of you, joining a global firm with more than $8.2 billion in annual sales and over 80,000 employees could mean more opportunity. In particular, the sensor products that we supply are uniquely complementary to Amphenol’s current sensor offering, thereby positioning us even stronger for future success.

Third, I want to reiterate that while MTS and Amphenol signed an agreement, the deal still needs to meet certain conditions in order to close, including receipt of approval from our shareholders and various government regulators. That means that until the deal closes, it’s business as usual at MTS. We must stay laser-focused on serving our customers and our other daily responsibilities. The four priorities that we have established for FY21 remain unchanged:

1.	Successfully and safely Navigate COVID-19
2.	Execute on our Financial Priorities
3.	Optimize our Strategic Investments
4.	Prepare for the Future

We will share additional details on Amphenol plans for us in the coming days and weeks. While we will provide regular updates, please feel free to ask questions and seek information from our leadership teams. I personally will be conducting voluntary, small group sessions (socially distanced of course) designed to share additional information and answer your questions over the next several weeks. Feel free to reach out to me or any other MTS leader throughout this process.

As I have stated in my previous communications, I have been deeply impressed by all of your resilience during calendar 2020, which has been a very difficult year. Your hard work and perseverance are allowing us to “weather the storm” of the pandemic and have brought us to this historic moment for MTS. Once again, THANK YOU for what you do day in and day out to take care of our valued customers and to deliver value to our shareholders.

With deep gratitude,

Dave

Additional Information Regarding the Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of MTS Systems Corporation (the “Company”) or the solicitation of any vote or approval. This communication relates to the proposed merger involving the Company, Amphenol Corporation (“Parent”) and Moon Merger Sub Corporation (“Sub”), whereby the Company will become a wholly owned subsidiary of Parent (the “proposed merger”). The proposed merger will be submitted to the shareholders of the Company for their consideration at a special meeting of the shareholders. In connection therewith, the Company intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A (the “definitive proxy statement”) which will be mailed or otherwise disseminated to the Company’s shareholders when it becomes available. The Company may also file other relevant documents with the SEC regarding the proposed merger. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Shareholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement and any other documents filed with the SEC can also be obtained on the Company’s website at https://www.mts.com/home/ or by contacting the Company’s Investor Relations Department at IRRequest@mts.com.

Certain Information Regarding Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2019, filed with the SEC on November 25, 2019, its definitive proxy statement on Schedule 14A for the 2020 annual meeting of shareholders, filed with the SEC on December 30, 2019, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement, and in subsequent documents filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and other relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations of future events and may include words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will” and “would.” If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the proposed merger, including the adoption of the merger agreement (the “Merger Agreement”) by the shareholders of the Company, and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed merger on the Company’s business relationships, operating results and business generally, (v) the risk that the proposed merger disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the proposed merger and (vi) the outcome of any legal proceedings that may be instituted against the Company, Parent or Sub related to the Merger Agreement or the proposed merger. The foregoing list of risk factors is not exhaustive. Readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2019, filed with the SEC on November 25, 2019, its Quarterly Report on Form 10-Q for the quarter ended June 27, 2020, filed with the SEC on August 3, 2020, and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.mts.com/home/ Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. The Company does not give any assurance that it will achieve its expectations.

Customer Email

Dear Valued Customer,

I am writing to inform you of an exciting development at our company.

Today we announced that MTS has entered into an agreement to be acquired by Amphenol, a nearly 90 year-old public company with 80,000 employees and annual revenue of approximately $8.2 billion. Amphenol is a designer, manufacturer and marketer of electrical, electronic and fiber optic connectors and interconnect systems, antennas and sensors. Similar to MTS, Amphenol operates as a decentralized company where each operating unit manages its own sales, service and manufacturing segments. The deal is subject to MTS shareholder and regulatory approvals, among other customary closing conditions.

We deeply value our partnership with you and want to stress that you will continue to experience the same exceptional service you have come to expect from us. We do not anticipate any changes to your current customer contacts, and you will continue to work with the same team members as you have in the past. If we expect any changes in the future, we will communicate with you well in advance.

If you have any questions, please reach out to your MTS representative. Once again, we greatly appreciate your partnership as we begin our next chapter.

Sincerely,

Additional Information Regarding the Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of MTS Systems Corporation (the “Company”) or the solicitation of any vote or approval. This communication relates to the proposed merger involving the Company, Amphenol Corporation (“Parent”) and Moon Merger Sub Corporation (“Sub”), whereby the Company will become a wholly owned subsidiary of Parent (the “proposed merger”). The proposed merger will be submitted to the shareholders of the Company for their consideration at a special meeting of the shareholders. In connection therewith, the Company intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A (the “definitive proxy statement”) which will be mailed or otherwise disseminated to the Company’s shareholders when it becomes available. The Company may also file other relevant documents with the SEC regarding the proposed merger. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Shareholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement and any other documents filed with the SEC can also be obtained on the Company’s website at https://www.mts.com/home/ or by contacting the Company’s Investor Relations Department at IRRequest@mts.com.

Certain Information Regarding Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2019, filed with the SEC on November 25, 2019, its definitive proxy statement on Schedule 14A for the 2020 annual meeting of shareholders, filed with the SEC on December 30, 2019, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement, and in subsequent documents filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and other relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations of future events and may include words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will” and “would.” If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the proposed merger, including the adoption of the merger agreement (the “Merger Agreement”) by the shareholders of the Company, and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed merger on the Company’s business relationships, operating results and business generally, (v) the risk that the proposed merger disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the proposed merger and (vi) the outcome of any legal proceedings that may be instituted against the Company, Parent or Sub related to the Merger Agreement or the proposed merger. The foregoing list of risk factors is not exhaustive. Readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2019, filed with the SEC on November 25, 2019, its Quarterly Report on Form 10-Q for the quarter ended June 27, 2020, filed with the SEC on August 3, 2020, and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.mts.com/home/. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. The Company does not give any assurance that it will achieve its expectations.

Vendor Email

Dear [Name],

As you are one of MTS’s valued partners, I am writing to inform you of an exciting development at our company.

Today we announced that MTS has entered into an agreement to be acquired by Amphenol, a nearly 90 year-old public company with around 74,000 employees and annual revenue of approximately $8.2 billion. Amphenol is a designer, manufacturer and marketer of electrical, electronic and fiber optic connectors and interconnect systems. The deal is subject to MTS shareholder and regulatory approvals, among other customary closing conditions.

We do not anticipate near-term changes to our relationship, including your MTS contacts, because of this news. If we expect any changes in the future, we will communicate with you well in advance.

If you have any questions, please reach out to your current point of contact at MTS. We greatly appreciate your partnership as we begin our next chapter. We look forward to speaking with you soon.

Sincerely,

Additional Information Regarding the Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of MTS Systems Corporation (the “Company”) or the solicitation of any vote or approval. This communication relates to the proposed merger involving the Company, Amphenol Corporation (“Parent”) and Moon Merger Sub Corporation (“Sub”), whereby the Company will become a wholly owned subsidiary of Parent (the “proposed merger”). The proposed merger will be submitted to the shareholders of the Company for their consideration at a special meeting of the shareholders. In connection therewith, the Company intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A (the “definitive proxy statement”) which will be mailed or otherwise disseminated to the Company’s shareholders when it becomes available. The Company may also file other relevant documents with the SEC regarding the proposed merger. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Shareholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement and any other documents filed with the SEC can also be obtained on the Company’s website at https://www.mts.com/home/ or by contacting the Company’s Investor Relations Department at IRRequest@mts.com.

Certain Information Regarding Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2019, filed with the SEC on November 25, 2019, its definitive proxy statement on Schedule 14A for the 2020 annual meeting of shareholders, filed with the SEC on December 30, 2019, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement, and in subsequent documents filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and other relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations of future events and may include words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will” and “would.” If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the proposed merger, including the adoption of the merger agreement (the “Merger Agreement”) by the shareholders of the Company, and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed merger on the Company’s business relationships, operating results and business generally, (v) the risk that the proposed merger disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the proposed merger and (vi) the outcome of any legal proceedings that may be instituted against the Company, Parent or Sub related to the Merger Agreement or the proposed merger. The foregoing list of risk factors is not exhaustive. Readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2019, filed with the SEC on November 25, 2019, its Quarterly Report on Form 10-Q for the quarter ended June 27, 2020, filed with the SEC on August 3, 2020, and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.mts.com/home/. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. The Company does not give any assurance that it will achieve its expectations.

Communications Guide

Introduction

As you know, we recently announced that MTS entered into an agreement to be acquired by Amphenol. Use this toolkit to help you address team member questions about the transaction and what it may mean for them.

Specifically, this toolkit will help you:

●	Communicate consistently about the deal with your teams via aligned messaging
●	Ensure employees are well-informed through face-to-face conversations
●	Understand where to go for assistance and support for matters related to the transaction
●	Keep your team members focused on our mission

One of your key responsibilities as a People Leader is to serve as a communicator. As employees will look to you for guidance and cues about how to navigate this change, your words and demeanor matter. As with any transition, you and your team members will be dealing with uncertainty, which requires ongoing communication, support, and resiliency to navigate successfully.

We will be in regular contact with you in the days and weeks ahead to provide additional details on what this deal means for our employees and to hear what questions you are receiving. By talking with your employees early, being as transparent as possible with the information you have and keeping lines of communication open, you will ensure a smoother transition – for your direct reports, for yourself as a leader, and for MTS and Amphenol.

Communication Guidelines

An acquisition is a transformational moment for any company and invariably comes with ambiguity that can be distracting. Employees will naturally want to know what this means for them personally and will have many questions that will take time to answer. You can help lead your teams through this uncertainty with tact and empathy and by giving them space to share any concerns.

Before you begin communicating with employees, be sure you fully understand the rationale for the acquisition. If you’re unclear, ask your leadership for clarification – there are no bad questions! Importantly, resist the urge to speculate on what could happen. When leaders provide conflicting viewpoints, rumors and misinformation spread. There is nothing wrong with saying: “This is the best information we have at the moment – we’re committed to sharing more once decisions are made.”

You own your own behavior and employees will look to your demeanor as a model for their own. Show you are optimistic and open to the possibilities ahead.

Here are some common do’s and don’ts for communicating with your teams during the transition process.

Do:	Don’t:
Be honest and transparent	Make comments without concrete information
Be sensitive in your delivery of information	Underestimate the impact of your words
Maintain a positive tone	Be defensive in your responses to questions
Follow suggested key talking points	Filter key talking points with personal opinions
Be consistent in your messaging	Selectively share pieces of information
Share information in a timely fashion	Procrastinate or sit on information
Deal openly with both good and bad news	Avoid talking about bad news
Feel empowered to say, “I don’t know.”	Pretend to know an answer that you don’t have
Remain forward-looking and provide the business context	Focus on past experiences
Actively solicit questions and feedback (e.g., “what haven’t I covered today?”)	End conversations without opening a dialogue

Frequently Asked Questions (FAQs)

The below FAQs will help you address questions from your team members.

1.	What did MTS announce today?

●	MTS and its Board of Directors agreed to accept a proposal to be acquired by Amphenol in a transaction worth approximately $1.7B, or $58.50 per share.
●	Pending regulatory review, MTS shareholder approval and certain other conditions, the acquisition is expected to close by the middle of 2021, at which point MTS will be merged with Amphenol.

2.	Did MTS initiate this transaction? If so, why?

●	Over the last several months, MTS received a number of unsolicited purchase offers.
●	Consistent with its fiduciary responsibilities, MTS’s Board of Directors evaluated the offers and concluded there was the potential to generate substantial shareholder value through a merger.
●	In order to maximize value for shareholders and all stakeholders, the Board of Directors then initiated a process to capture a broader universe of potentially interested parties.

3.	Why did Amphenol agree to purchase MTS?

●	Amphenol recognizes MTS’s strong capabilities, market positions, footprint and talent pool. They believe our products, customer relationships, innovation and culture provide substantial additive value.

4.	Why did we agree to this acquisition? What is the rationale?

●	The acquisition generates value for our shareholders and customers while strengthening MTS’s market positions and its potential for growth and longevity.
●	Amphenol recognizes the tremendous value of MTS’s businesses and people and shares a vision to support our continued innovation and growth within their organization.

5.	What does Amphenol do?

●	Amphenol designs, manufactures, and markets electrical, electronic and fiber optic connectors and interconnect systems, antennas and sensors. Grounded in its mission to enable the electronics revolution, Amphenol provides customers with comprehensive design capabilities, a broad selection of products and world class service.

6.	Where is Amphenol located? How many employees do they have?

●	Amphenol is headquartered outside of Hartford, Connecticut with manufacturing facilities in nearly 40 countries and a global sales reach touching over 70 countries on six continents.

o	The nearly 90 year-old public company has more than 80,000 employees and annual revenue of approximately $8.2 billion.

7.	What are the next steps?

●	At present MTS and Amphenol have signed a “definitive merger agreement” in connection with Amphenol’s acquisition of MTS. The two companies will now need to pursue regulatory approvals, the approval of Moon’s shareholders and meet other customary closing conditions in order to close the deal.
●	In the interim, it will be “business as usual” for MTS.

8.	What does this mean for our company?

●	In the near term, this deal will be quite transparent to employees and customers. Assuming we reach a final agreement and close the deal, MTS and its Sensors and Test and Simulation businesses will become Amphenol businesses. Once the deal closes, we will provide more information.

9.	What is the integration plan?

●	At present, Amphenol has not specified integration intentions. Nevertheless, Amphenol operates with a uniquely decentralized approach, and generally leaves acquired companies to operate on a stand-alone basis. We can expect to hear more on this as the deal progresses. In the interim, please continue to focus on our customers and your responsibilities as you always have.

10.	Will this change who I report to?

●	No, at this point we expect no changes of organization or reporting structure resulting from the acquisition. Please continue to focus on your job and your customers. We will keep you informed well in advance of any anticipated changes.

11.	Do you expect any job cuts?

●	We do not currently anticipate any job cuts. As we learn more about integration plans, we will let you know if that changes.

12.	Will any offices or facilities be closed?

●	We currently have no plans to close any facilities.

13.	Will we merge our operations?

●	As we move forward with the process, we will learn more about Amphenol’s integration intentions. Any changes will be communicated well in advance.

14.	How will the acquisition affect my job and day-to-day role?

●	Currently, we do not anticipate any changes to day-to-day responsibilities for our employees. Business continues as usual, and your roles, responsibilities and commitment to our customers remain the same.

15.	Will there be any other changes between now and the deal’s completion? What happens during this time?

●	No. The transaction is subject to regulatory approvals, MTS shareholder approval and other closing conditions. Until we close the deal, we continue business as usual, serving our customers as before.

16.	What opportunities will there be to advance my career in the combined company?

●	We anticipate that MTS employees will benefit from the greater opportunities resulting from being part of a larger organization with a more robust and diverse product line.

17.	Will my compensation, health benefits, PTO, or retirement benefits be impacted as a result of the combination? Will MTS employees receive Amphenol benefits and other compensation programs?

●	At present, we will continue business as usual while we work toward formally closing the deal. When we have more information about Amphenol’s integration plans, we will assess any changes or merging of benefit plans. We will communicate any changes well in advance.

18.	Will I have to move to an Amphenol location?

●	No. Our plans right now are to continue to operate the business as it is currently structured. Business continues as usual.

19.	Can I move/transfer locations within the combined company, if desired?

●	Larger companies frequently bring more opportunities for employee growth and development. But it is too early to contemplate at this point.

20.	Can you provide me with more details on my current shares, options, etc.?

●	We anticipate having more details as it relates to these topics in the coming days.

Additional Information Regarding the Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of MTS Systems Corporation(the “Company”) or the solicitation of any vote or approval. This communication relates to the proposed merger involving the Company, Amphenol Corporation (“Parent”) and Moon Merger Sub Corporation (“Sub”), whereby the Company will become a wholly owned subsidiary of Parent (the “proposed merger”). The proposed merger will be submitted to the shareholders of the Company for their consideration at a special meeting of the shareholders. In connection therewith, the Company intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a definitive proxy statement on Schedule 14A (the “definitive proxy statement”) which will be mailed or otherwise disseminated to the Company’s shareholders when it becomes available. The Company may also file other relevant documents with the SEC regarding the proposed merger. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Shareholders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Free copies of the definitive proxy statement and any other documents filed with the SEC can also be obtained on the Company’s website at https://www.mts.com/home/ or by contacting the Company’s Investor Relations Department at IRRequest@mts.com.

Certain Information Regarding Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2019, filed with the SEC on November 25, 2019, its definitive proxy statement on Schedule 14A for the 2020 annual meeting of shareholders, filed with the SEC on December 30, 2019, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such definitive proxy statement, and in subsequent documents filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement and other relevant documents filed with the SEC regarding the proposed merger, if and when they become available. Free copies of these materials may be obtained as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations of future events and may include words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will” and “would.” If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations of the Company. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of its common stock, (ii) the failure to satisfy the conditions to the consummation of the proposed merger, including the adoption of the merger agreement (the “Merger Agreement”) by the shareholders of the Company, and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed merger on the Company’s business relationships, operating results and business generally, (v) the risk that the proposed merger disrupts the Company’s current plans and operations and potential difficulties in the Company’s employee retention as a result of the proposed merger and (vi) the outcome of any legal proceedings that may be instituted against the Company, Parent or Sub related to the Merger Agreement or the proposed merger. The foregoing list of risk factors is not exhaustive. Readers are advised to carefully consider the foregoing risk factors and the other risks and uncertainties that affect the businesses of the Company described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2019, filed with the SEC on November 25, 2019, its Quarterly Report on Form 10-Q for the quarter ended June 27, 2020, filed with the SEC on August 3, 2020, and other reports and documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Copies of these filings are available online at https://www.mts.com/home/. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. The Company does not give any assurance that it will achieve its expectations.